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                   VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS

                          VANGUARD(R) EMERGING MARKETS
                                STOCK INDEX FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2003


As of February 28, 2003, the Select Emerging Markets Free Index does not yet include stocks from Chile, India, or Peru. The Index still includes a cash component (5%) based on the Lipper Money Market Average. Accordingly, Vanguard Emerging Markets Stock Index Fund continues to maintain a 5% cash position and does not invest in stocks from Chile, India, or Peru.








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Vanguard Marketing Corporation, Distributor.                         PS72 022003